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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 30, 2025
Date of Report (Date of earliest event reported)

TELOS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19886 Ashburn Road,
Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

(703) 724-3800
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name, former address, and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TLS	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 1.01.    Entry into a Material Definitive Agreement.
On December 30, 2025, Telos Corporation (the “Company”) entered into a Second Amendment to Credit Agreement (the “Second Amendment”) with JPMorgan Chase Bank, N.A., as Administrative Agent and Lender. The Second Amendment amends that certain Credit Agreement dated as of December 30, 2022 (as previously amended by the First Amendment to Credit Agreement dated April 12, 2023, the “Credit Agreement”). Among other modifications, the Second Amendment reduces the size of the facility due to the Company’s strong liquidity position and robust cash flow generation.
The Second Amendment modifies the Credit Agreement to, among other changes, (a) establish the Applicable Rate for borrowings under the revolving credit facility at 1.25% for ABR Loans and 2.25% for Term Benchmark/RFR Loans, with a commitment fee rate of 0.25%, (b) establish the Revolving Commitment under the Credit Agreement at $15,000,000 with an expansion feature of up to $15,000,000 of additional credit capacity, (c) extend the Revolving Credit Maturity Date to December 30, 2026, and (d) require the Company and its subsidiaries to maintain at least $5,000,000 of unrestricted cash and Permitted Investments with JPMorgan Chase Bank at all times.
Except as modified by the Second Amendment, the terms and conditions of the Credit Agreement remain in full force and effect.
The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings set forth in the Credit Agreement.
Item 9.01.    Financial Statements and Exhibits.

99.1	Second Amendment to Credit Agreement between Telos Corporation and JPMorgan Chase Bank
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S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

By:	/s/ Mark Bendza
Mark Bendza
Chief Financial Officer
Date: January 2, 2026
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